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                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.

                                       FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

                            Date of Report: August 7, 1998


                                    AMERALIA, INC.
                        ______________________________________
                (Exact name of Registrant as specified in its charter)

                           Commission file number: 0-15474

          Utah                                 84-0631765
_________________________             _________________________
(State or other jurisdiction of              (IRS Employer
incorporation or organization)          Identification Number)


1155 Kelly Johnson Blvd., Colorado Springs, CO        80920
______________________________________________    ____________
(Address of principal executive offices)           (Zip Code)


                 Registrant's telephone number, including area code:
                                    (719) 260-6011

                                    not applicable
                        ______________________________________
                     former name or former address, if applicable

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Item 5.  Other Events.

     On August 7, 1998, AmerAlia, Inc. (Nasdaq: "AALA") completed a private placement of 177.5 Units, each Unit consisting of shares of AALA Common Stock and Common Stock Purchase Warrants as described in paragraph (A), below. The following provides the information required by Item 701 of Regulation S-B.

     (A) The title of the securities sold is: Units, each Unit consisting of 5,000 shares of Common Stock and 5,000 warrants to purchase Common Stock. The Warrants are exercisable at $2.00 per share (if exercised before March 31, 1999), $4.00 per share (if exercised after March 31, 1999 but on or before March 31, 2000) and $6.00 per share (if exercised after March 31, 2000 but on or before April 1, 2001, the Expiration Date of the warrants. The warrants may only be exercised if, at the time of exercise, an exemption from registration is available or the transaction is subject to an effective registration statement. AALA undertook to include the shares and the shares underlying the warrants in an appropriate registration statement subject to restrictions an underwriter may impose on such registration, among other limitations.

     (B) There was no underwriter, finder, or placement agent with respect to the transaction. No commission or fee was paid to any person in connection with the offering. The Units were offered directly by the issuer, through its officers and directors and without any form of public advertising or general solicitation, to accredited investors only, and to persons who are not a "U.S. Person" as that term is defined in SEC Rule 902(o). Each investor executed and delivered to AALA a subscription agreement by which such person acknowledged the risks involved and the nature of the restricted securities acquired, among other things.

     (C) The total offering price was $887,500, not including proceeds (if any, of which there can be no assurance) from the exercise of the warrants included within the Units. As a result of the completion of the offering, AALA issued 887,500 shares, less than 20% of the total number of shares outstanding before the commencement of the private placement (approximately 12.7% of the outstanding voting shares).

     (D) The transaction was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended and Regulation D thereunder, and Regulation S. See Paragraph (B), above for certain of the facts relied upon in claiming such exemption.

     (E) The Units included warrants to acquire common stock as described in Paragraph (A), above.

     The Company is continuing to seek the additional financing necessary to commence development work and plant design and construction on the Rock School Lease. As described in the Company's annual report on Form 10-K for the year ended June 30, 1997, it is anticipated that the cost to construct a mine and associated plant on the property, as anticipated in the preliminary mine plan submitted to the BLM, will be in excess of $30 million for a 50,000 ton per year plant. The Company continues to have discussions with industry partners and investors or investment

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representatives who have expressed interest in financing the development of the property, but has not reached agreement with any. If the Company is not able to obtain outside financing for the project, or if it is unable to obtain all necessary permits, it may not be able to complete the development of the property and commence mining.

     AS NOTED, THE FUTURE CONDUCT OF THE BUSINESS OF THE COMPANY AND ITS ABILITY TO DEVELOP ITS PROPERTY OR DESIGN AND CONSTRUCT A PLANT AS CONTEMPLATED ARE DEPENDENT UPON A NUMBER OF FACTORS, INCLUDING CONTINUING APPROVAL BY REGULATORY AUTHORITIES AND OBTAINING ADEQUATE FINANCING. THERE CAN BE NO ASSURANCE THAT AMERALIA WILL BE ABLE TO CONDUCT ITS OPERATIONS AS CONTEMPLATED HEREIN. CERTAIN STATEMENTS CONTAINED IN THIS REPORT USING THE TERMS "MAY," "EXPECTS TO," AND OTHER TERMS DENOTING FUTURE POSSIBILITIES, ARE FORWARD-LOOKING STATEMENTS. THE ACCURACY OF THESE STATEMENTS CANNOT BE GUARANTEED AS THEY ARE SUBJECT TO A VARIETY OF RISKS (INCLUDING, WITHOUT LIMITATION, THOSE RISKS DESCRIBED HEREIN AND IN THE COMPANY'S OTHER REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION) WHICH ARE BEYOND THE COMPANY'S ABILITY TO PREDICT OR CONTROL AND WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS OR ESTIMATES CONTAINED HEREIN. THE EXPLORATION FOR, AND DEVELOPMENT AND PRODUCTION OF, MINERALS AS CONTEMPLATED BY THE COMPANY ARE ENTERPRISES ATTENDANT WITH HIGH RISK, INCLUDING THE RISK OF FLUCTUATING PRICES FOR THE COMMODITY TO BE PRODUCED, THE DEVELOPMENT AND SALE OF COMPLETING PRODUCTS, AND THE RISK THAT TEST RESULTS AND RESERVE ESTIMATES MAY NOT BE ACCURATE, NOTWITHSTANDING APPROPRIATE PRECAUTIONS. MANY OF THESE RISKS ARE DESCRIBED HEREIN, AND IT IS IMPORTANT THAT EACH PERSON REVIEWING THIS REPORT UNDERSTAND THE SIGNIFICANT RISKS ATTENDANT TO THE OPERATIONS OF AMERALIA. AMERALIA DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT MADE HEREIN.

Item 7.  Financial Statements and Exhibits

(A)  and (B) Financial Statements

          None

(C)  Exhibits

     1.  form of Common Stock Purchase Warrant

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                 __________________
                                   AMERALIA, INC.



August 7, 1998                         By: /s/ Robert C.J. van Mourik
                                           ---------------------------
                                           Robert C.J. van Mourik,
                                           Executive Vice President

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THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT COVERING THIS WARRANT UNDER SAID ACT OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT.

VOID AFTER 5:00 P.M. MOUNTAIN TIME ON APRIL 1, 2001 ("EXPIRATION DATE").

                                 AMERALIA, INC.

                  Warrant to Purchase _________ of Common Stock



     This is to certify that, for VALUE RECEIVED, ______________ (referred to herein as the "Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from AMERALIA, INC., a Utah corporation ("Company"), at any time not later than 5:00 P.M., Mountain time, on the Expiration Date, at an exercise price per share equal to:

     $2.00 (if exercised on or before March 31, 1999),

     $4.00 per share (if exercised after March 31, 1999 but on or before March 31, 2000), and

     $6.00 per share (if exercised after March 31, 2000 but on or before the Expiration Date,

that number of shares (the "Warrant Shares") of the Company's authorized but unissued common stock (the "Common Stock") set forth above. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. TRANSFERS. As provided herein, the Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act") or an exemption from registration thereunder. Subject to such restrictions, the Company shall transfer from time to time, the Warrant, upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer upon any such transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

     Section 3. EXERCISE OF WARRANT. Subject to the provisions hereof, the Warrantholder may exercise the Warrant in whole or in part at any time upon surrender of the Warrant, together

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 1

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with delivery of the duly executed Warrant exercise form attached hereto (the
"Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Warrant Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof), the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     Section 4. COMPLIANCE WITH THE SECURITIES ACT OF 1933. Neither this Warrant nor the Common Stock issued upon exercise hereof nor any other security issued or issuable upon exercise of this Warrant may be offered or sold except as provided in this agreement and in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section 4 with respect to any resale or other disposition of such security. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

     Section 5. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of the Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal or state law, if any such tax is due.

     SECTION 6. MUTILATED OR MISSING WARRANTS. In case the Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 2

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of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond, if requested by the Company.

     SECTION 7. RESERVATION OF COMMON STOCK. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved, out of the authorized and unissued Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrant, and American Securities Transfer & Trust Co., the transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of any of the right of purchase aforesaid shall be irrevocably authorized and directed at all times to reserve such number of authorized and unissued shares of Common Stock as shall be requisite for such purpose. The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company. The Company will keep a conformed copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company will supply from time to time the Transfer Agent with duly executed stock certificates required to honor the outstanding Warrant.

     SECTION 8. WARRANT PRICE. The Warrant Price, subject to adjustment as provided in Section 9, shall, if payment is made in cash or by certified check, be payable in lawful money of the United States of America.

     SECTION 9. ADJUSTMENTS. Subject and pursuant to the provisions of this
Section 9, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

     (a) If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event. Such adjustment shall be made successively whenever any event listed above shall occur.

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 3

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     (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or properties as may be issuable or payable with respect to or in exchange for a number of outstanding Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitations, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof.
The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase and the other obligations under this Warrant.

     The above provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

     (c) An adjustment shall become effective immediately after the record date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

     (d) In the event that, as a result of an adjustment made pursuant to
Section 9(a), the holder of the Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of the Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

     (e) Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any computation under this Agreement.

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 4

     SECTION 10. FRACTIONAL INTEREST. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon the exercise of the Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the current market value of such fraction based upon the current market price (determined pursuant to Section 3) of a Warrant Share. All calculations under this Section 10 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     SECTION 11. BENEFITS. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 12. NOTICES TO WARRANTHOLDER. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall forthwith give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The certificate of the Company's independent certified public accountants shall be conclusive evidence of the correctness of any computation made, absent manifest error. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     SECTION 13. IDENTITY OF TRANSFER AGENT. The Transfer Agent for the Common Stock is American Securities Transfer & Trust Co., _____________, Denver, Colorado _____. The Company may change the Transfer Agent with or without notice to the Warrantholder.

     SECTION 14. NOTICES. Any notice pursuant hereto to be given or made by the Warrantholder to or on the Company shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, addressed as follows:

          AmerAlia, Inc.



          Attn:
          Telephone:
          Facsimile:

or such other address as the Company may specify in writing by notice to the Warrantholder complying as to delivery with the terms of this Section 14.

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 5

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     Any notice pursuant hereto to be given or made by the Company to or on the Warrantholder shall be sufficiently given or made if sent by certified mail, return receipt requested, postage prepaid, to the address set forth on the books of the Company or, as to each of the Company and the Warrantholder, at such other address as shall be designated by such party by written notice to the other party complying as to delivery with the terms of this
Section 14. All such notices, requests, demands, directions and othr communications shall, when mailed be effective when deposited in the mails addressed as aforesaid.

     SECTION 15. SUCCESSORS. All the covenants and provisions hereof by or for the benefit of the Investor shall bind and inure to the benefit of its respective successors and assigns hereunder.

     SECTION 17. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said State.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed, as of the day and year first above written.

AMERALIA, INC.


By:
________________________________
Title:



Attest:

________________________________

COMMON STOCK PURCHASE WARRANT -- AMERALIA     PAGE 6

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                                   AMERALIA, INC.
                                WARRANT EXERCISE FORM

AMERALIA, INC.
___________________
___________________

     This undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by payment by cash or certified check, and requests that certificates for the Warrant Shares be issued as follows:

Name        ____________________________________
Address     ____________________________________
Federal Tax Identification
No. or Social Security No.

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of the Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated: _______________________

Signature:                        ______________________________
Name (please print)               ______________________________
Address                           ______________________________
Federal Identification or Social
Security No.                      ______________________________

Note: The above signature must correspond with the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

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